SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2003


                          THE CHALONE WINE GROUP, LTD.
                          ____________________________

             (Exact name of registrant as specified in its charter)


         CALIFORNIA                   0-13406                     94-1696731
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


                                621 Airpark Road
                             Napa, California 94558
                             ______________________
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (707) 254-4200

ITEM 5. OTHER EVENTS.

         On August 4, 2003, The Chalone Wine Group, Ltd. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

                99.1 Press release issued by the registrant dated August 4,2003.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 11, 2003                      The Chalone Wine Group, Ltd.
                                                         (Registrant)


                                             By:      /s/ SHAWN CONROY BLOM
                                                      __________________________
                                                      Shawn Conroy Blom
                                                      Chief Financial Officer


                                  Exhibit Index

99.1     Press release issued by the registrant dated August 4, 2003.